Exhibit 10.6.2

July 20, 2005

Mr. Dean Dakolias and Mr. Doug Cardoni

Fortress Credit Corp.

1251 Avenue of the Americas

16th Floor

New York, NY 10020

Re:        Amendment to Note Agreement

Dear Ladies and Gentleman:

Reference is made to that certain Note Agreement, dated as of March 11, 2005 (as amended, supplemented or otherwise modified from time to time, the “Note Agreement”), among NewStar Financial, Inc., a Delaware Corporation (the “Company”), Fortress Credit Corp., as Initial Purchaser and Administrative Agent (the “Administrative Agent”), and the other Purchasers party thereto. Terms used in this letter and not otherwise defined herein shall have the meanings given to such terms in the Note Agreement.

This letter evidences the agreement of the Company and the Administrative Agent (constituting the Required Holders) that effective immediately as of the date first written above, the contents of Section 6.02(a) (Certificates; Other Information) of the Note Agreement are hereby amended by replacing the text “4 calendar months” in the third line thereof in its entirety with the text “6 calendar months”.

[Signature page follows]

Please evidence your agreement with the foregoing by executing a copy of this letter and returning it to us.

Very truly yours,

NEWSTAR FINANCIAL, INC.

By:	/s/ John Kirby Bray
Name:	John Kirby Bray
Title:	Chief Financial Officer

Agreed and accepted:

FORTRESS CREDIT CORP.,
as Administrative Agent and Holder

By:
Name:
Title:

SIGNATURE PAGE TO LETTER AGREEMENT